                                   DISCLAIMER

The accompanying electronic file (the "Distributed Materials") contains modeling information distributed to you by Greenwich Capital Markets, Inc. ("Greenwich Capital") for the purpose of assisting you in making a preliminary analysis of the referenced securities, and does not constitute an offer to sell, or a solicitation to buy, such securities. The Distributed Materials are intended for the exclusive use of the party to whom Greenwich Capital has directly distributed such materials (the "Recipient"). By accepting the Distributed Materials, Recipient agrees that it will not (a) use the Distributed Materials or any information, tables and other statistical analyses that Recipient may generate on the basis of the Distributed Materials (such generated information, the "Hypothetical Performance Data", and together with the Distributed Materials, the "Information") for any purpose other than to make a preliminary analysis of the referenced securities, or (b) provide any Information to any person other than its legal, tax financial and/or accounting advisors for the purposes of making a preliminary analysis of the referenced securities. Recipient agrees and acknowledges that the Hypothetical Performance Data will be generated by or on behalf of the Recipient, and that neither Greenwich Capital not anyone acting on its behalf has generated or will generate or is in any way responsible for any Hypothetical Performance Data.

Although the Distributed Materials have been sent to you by Greenwich Capital, and not the issuer of the securities, the Information is based on information furnished by the issuer of the securities and its affiliates and other third parties, the accuracy and completeness of which has not been verified by Greenwich Capital or any other person. Further, numerous assumptions were used in preparing the Distributed Materials, which assumptions may not be reflected in the Distributed Materials or the Hypothetical Performance Data. Any weighted average lives, yields, principal payment periods and other information shown in the Hypothetical Performance Data will be based on various assumptions, and changes in such assumptions may dramatically affect such weighted average lives, yields, principal payment periods and other information. Neither Greenwich Capital nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets, payments or yield on the securities or other assumptions used in generating the Hypothetical Performance Data. Further, the specific characteristics of the actual securities may differ from those shown in the Information due to, among other things, differences between (a) the actual underlying assets and the hypothetical underlying assets used in preparing the Information and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the actual securities. As such, no assurance can be given as to the Information's accuracy, appropriateness or completeness in any particular context; nor as to whether the Information and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Although a registration statement (including a prospectus) relating to the securities referenced in the Distributed Materials has been filed with the Securities and Exchange

Commission and is effective, the final prospectus supplement relating to the actual securities to be offered has not yet been filed with the Securities and Exchange Commission. Neither the Distributed Materials nor any other materials or communications shall constitute an offer to sell or the solicitation of an offer to buy the referenced securities in any state in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the Information are preliminary and subject to change prior to issuance. Prospective purchasers are referred to the final prospectus supplement relating to the actual securities to be offered that are preliminarily discussed in the Information for final principal amount, designation and terms of any security described in the Information prior to committing to purchase any such security. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Trading Desk at (203) 625-6160.

The Distributed Materials supercede all information relating to the subject securities that have been made available to you previously. In addition, the Information will be superseded in its entirety by any information made available to you after the date hereof (if any), as well as by the final prospectus supplement and prospectus relating to the actual securities preliminarily discussed in the Information.

Please be advised that the securities described in the Information may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of the securities described therein.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by electronic mail.

!  Z_WMS03AR7_IO.CDI  #CMOVER_3.0C1 WHOLE_LOAN  !  MAX_CF_VECTSIZE 552
!
!! Created by Intex Deal Maker v3.5.043  ,  subroutines 3.0e
!!   06/04/2003   12:54 PM
!
! Modeled in the Intex CMO Modeling Language, (GPWWS195)
! which is copyright (c) 2003 by Intex Solutions, Inc.
! Intex shall not be held liable for the accuracy of this data
! nor for the accuracy of information which is derived from this data.
!
!
  DEFINE CONSTANT #OrigCollBal = 1800000000.00
!
  DEFINE CONSTANT #OrigBondBal = 1800000000.00
!
  DEFINE #BondBal              = 1800000000.00
!
     FULL_DEALNAME:    Z_WMS03AR7_IO
!
     DEAL SIZE:        $ 1800000000.00
     PRICING SPEED:    25% CPR
!    ISSUE DATE:       20030601
     SETTLEMENT DATE:  20030625
!
  Record date delay: 24
!
  DEFINE TR_INDEXDEPS_ALL
!
  DEFINE SCHEDULE "SHIFT%"
!
   DEAL_CLOCK_INFO _
     ISSUE_CDU_DATE       20030601 _
     DEAL_FIRSTPAY_DATE   20030725
!
!
  CREDIT_SUPPORT_BASIS DEAL
  DEFINE COLLAT WT_BY_PREVBAL #NetRate  = LOAN("OPTINT") / LOAN("PREVBAL")
     * 1200
!
!
  DEFINE TABLE "SI_LOSSA0" (6, 2) = "MONTH" "SHIFTR"
      36.1   20%
      96.1   30%
     108.1   35%
     120.1   40%
     132.1   45%
     144.1   50%
!
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
DEFINE TRANCHE "SNR1", "A7", "GMC_A7", "A8", "GMC_A8", "A1", "GMC_A1", "A2",
"GMC_A2", "A3", "GMC_A3", "A4", "GMC_A4", "A5", "GMC_A5", "A6", "GMC_A6", "B1",
"GMC_B1", "B2", "GMC_B2", "B3", "GMC_B3", "B4", "B5", "B6", "SEQ_IO", "X1"
!
DEFINE DYNAMIC #WAC_IO_COUPON = (BBAL("A1#1","A2#1","A3#1","A4#1","A5#1","A6#1")
* COUPON("A5#1") + BBAL("A7#1") * COUPON("A7#1") + BBAL("A8#1")
* COUPON("A8#1") ) _
   / BBAL("A1#1","A2#1","A3#1","A4#1","A5#1","A6#1","A7#1","A8#1")
!
TRANCHE "#WAC_IO_COUPON" SYMVAR
!
  INITIAL INDEX    CMT_1YR            1.11
!
!! DEFINE TRANCHE "SNR1", "A7", "GMC_A7", "A8", "GMC_A8", "A1", "GMC_A1", "A2",
"GMC_A2", "A3", "GMC_A3", "A4", "GMC_A4", "A5", "GMC_A5", "A6", "GMC_A6", "B1",
"GMC_B1", "B2", "GMC_B2", "B3", "GMC_B3", "B4", "B5", "B6", "SEQ_IO", "X1"
!
!
Tranche "SNR1" SEN_WAC
 Block 100.00 FLOAT _
  DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
  Delay 24 Dated 20030601 Next 20030725
 (#NetRate - 0. )
  0    999
!

Tranche "A7"  EXCHANGE SEN_GMC_FIX_CAP
 Block 520000000.00 at 3.842  FREQ M FLOAT _
  COUPONCAP 30360 NONE ((COLL_I_MISC("COUPON"))/COLL_PREV_BAL * 1200 + 0 ); _ DAYCOUNT 30360 BUSINESS_DAY NONE _
  Delay 24  Dated 20030601  Next 20030725
 (IF CURMONTH GT 60 THEN #Netrate ELSE 3.842 )
  0    999
!
Tranche "GMC_A7" SEN_FIX_CAP_NO
 Block 520000000.00 at 3.842  FREQ M FLOAT _
  COUPONCAP 30360 NONE ((COLL_I_MISC("COUPON"))/COLL_PREV_BAL * 1200 + 0 ); _ DAYCOUNT 30360 BUSINESS_DAY NONE _
  Delay 24  Dated 20030601  Next 20030725
 (IF CURMONTH GT 60 THEN #Netrate ELSE 3.842 )
  0    999
!
Tranche "A8"  EXCHANGE SEN_GMC_FIX_CAP
 Block 80000000.00 at 3.727  FREQ M FLOAT _
  COUPONCAP 30360 NONE ((COLL_I_MISC("COUPON"))/COLL_PREV_BAL * 1200 + 0 ); _ DAYCOUNT 30360 BUSINESS_DAY NONE _
  Delay 24  Dated 20030601  Next 20030725
 (IF CURMONTH GT 58 THEN #Netrate ELSE 3.727 )
  0    999
!
Tranche "GMC_A8" SEN_FIX_CAP_NO
 Block 80000000.00 at 3.727  FREQ M FLOAT _
  COUPONCAP 30360 NONE ((COLL_I_MISC("COUPON"))/COLL_PREV_BAL * 1200 + 0 ); _ DAYCOUNT 30360 BUSINESS_DAY NONE _
  Delay 24  Dated 20030601  Next 20030725
 (IF CURMONTH GT 58 THEN #Netrate ELSE 3.727 )
  0    999
!
Tranche "A1" EXCHANGE SEN_GMC_FIX_CAP
 Block 287600000.00 at 1.507  FREQ M FLOAT _
  COUPONCAP 30360 NONE (( COLL_I_MISC("COUPON"))/COLL_PREV_BAL * 1200 + 0 ); _ DAYCOUNT 30360 BUSINESS_DAY NONE _
  Delay 0  Dated 20030625  Next 20030725
 (IF CURMONTH GT 58 THEN #Netrate ELSE 1.507 )
  0    999
!
Tranche "GMC_A1" SEN_FIX_CAP_NO
 Block 287600000.00 at 1.507  FREQ M FLOAT _
  COUPONCAP 30360 NONE (( COLL_I_MISC("COUPON"))/COLL_PREV_BAL * 1200 + 0 ); _ DAYCOUNT 30360 BUSINESS_DAY NONE _
  Delay 0  Dated 20030625  Next 20030725
 (IF CURMONTH GT 58 THEN #Netrate ELSE 1.507 )
  0    999
!
Tranche "A2" EXCHANGE SEN_GMC_FIX_CAP
 Block 123600000.00 at 2.078  FREQ M FLOAT _
  COUPONCAP 30360 NONE (( COLL_I_MISC("COUPON"))/COLL_PREV_BAL * 1200 + 0 ); _ DAYCOUNT 30360 BUSINESS_DAY NONE _
  Delay 0  Dated 20030625  Next 20030725
 (IF CURMONTH GT 58 THEN #Netrate ELSE 2.078 )
  0    999
!
Tranche "GMC_A2" SEN_FIX_CAP_NO
 Block 123600000.00 at 2.078  FREQ M FLOAT _
  COUPONCAP 30360 NONE (( COLL_I_MISC("COUPON"))/COLL_PREV_BAL * 1200 + 0 ); _ DAYCOUNT 30360 BUSINESS_DAY NONE _
  Delay 0  Dated 20030625  Next 20030725
 (IF CURMONTH GT 58 THEN #Netrate ELSE 2.078 )
  0    999
!
Tranche "A3"  EXCHANGE SEN_GMC_FIX_CAP
 Block 199200000.00 at 2.591  FREQ M FLOAT _
  COUPONCAP 30360 NONE (( COLL_I_MISC("COUPON"))/COLL_PREV_BAL * 1200 + 0 ); _ DAYCOUNT 30360 BUSINESS_DAY NONE _
  Delay 24  Dated 20030601  Next 20030725
 (IF CURMONTH GT 58 THEN #Netrate ELSE 2.591 )
  0    999
!
Tranche "GMC_A3" SEN_FIX_CAP_NO
 Block 199200000.00 at 2.591  FREQ M FLOAT _
  COUPONCAP 30360 NONE ((COLL_I_MISC("COUPON"))/COLL_PREV_BAL * 1200 + 0 ); _ DAYCOUNT 30360 BUSINESS_DAY NONE _
  Delay 24  Dated 20030601  Next 20030725
 (IF CURMONTH GT 58 THEN #Netrate ELSE 2.591 )
  0    999
!
Tranche "A4"  EXCHANGE SEN_GMC_FIX_CAP
 Block 134000000.00 at 2.895  FREQ M FLOAT _
  COUPONCAP 30360 NONE ((COLL_I_MISC("COUPON"))/COLL_PREV_BAL * 1200 + 0 ); _ DAYCOUNT 30360 BUSINESS_DAY NONE _
  Delay 24  Dated 20030601  Next 20030725
 (IF CURMONTH GT 58 THEN #Netrate ELSE 2.895 )
  0    999

!
Tranche "GMC_A4" SEN_FIX_CAP_NO
 Block 134000000.00 at 2.895  FREQ M FLOAT _
  COUPONCAP 30360 NONE ((COLL_I_MISC("COUPON"))/COLL_PREV_BAL * 1200 + 0 ); _ DAYCOUNT 30360 BUSINESS_DAY NONE _
  Delay 24  Dated 20030601  Next 20030725
 (IF CURMONTH GT 58 THEN #Netrate ELSE 2.895 )
  0    999
!
Tranche "A5" EXCHANGE SEN_GMC_FIX_CAP
 Block 126300000.00 at 3.066  FREQ M FLOAT _
  COUPONCAP 30360 NONE ((COLL_I_MISC("COUPON"))/COLL_PREV_BAL * 1200 + 0 ); _ DAYCOUNT 30360 BUSINESS_DAY NONE _
  Delay 24  Dated 20030601  Next 20030725
 (IF CURMONTH GT 58 THEN #Netrate ELSE 3.066 )
  0    999
!
Tranche "GMC_A5" SEN_FIX_CAP_NO
 Block 126300000.00 at 3.066  FREQ M FLOAT _
  COUPONCAP 30360 NONE ((COLL_I_MISC("COUPON"))/COLL_PREV_BAL * 1200 + 0 ); _ DAYCOUNT 30360 BUSINESS_DAY NONE _
  Delay 24  Dated 20030601  Next 20030725
 (IF CURMONTH GT 58 THEN #Netrate ELSE 3.066 )
  0    999
!
Tranche "A6" EXCHANGE SEN_GMC_FIX_CAP
 Block 278900000.00 at 3.027  FREQ M FLOAT _
  COUPONCAP 30360 NONE ((COLL_I_MISC("COUPON"))/COLL_PREV_BAL * 1200 + 0 ); _ DAYCOUNT 30360 BUSINESS_DAY NONE _
  Delay 24  Dated 20030601  Next 20030725
 (IF CURMONTH GT 58 THEN #Netrate ELSE 3.027 )
  0    999
!
Tranche "GMC_A6" SEN_FIX_CAP_NO
 Block 278900000.00 at 3.027  FREQ M FLOAT _
  COUPONCAP 30360 NONE ((COLL_I_MISC("COUPON"))/COLL_PREV_BAL * 1200 + 0 ); _ DAYCOUNT 30360 BUSINESS_DAY NONE _
  Delay 24  Dated 20030601  Next 20030725
 (IF CURMONTH GT 58 THEN #Netrate ELSE 3.027 )
  0    999
!
Tranche "B1" EXCHANGE JUN_GMC_WAC
 Block 18900000.00 FLOAT _
  DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
  Delay 24 Dated 20030601 Next 20030725
 (#NetRate - 0. )
  0     999
!
Tranche "GMC_B1" JUN_WAC_NO
 Block 18900000.00 FLOAT _
  DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
  Delay 24 Dated 20030601 Next 20030725
 (#NetRate - 0. )
  0     999
!
Tranche "B2" EXCHANGE JUN_GMC_WAC
 Block 14400000.00 FLOAT _
  DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
  Delay 24 Dated 20030601 Next 20030725
 (#NetRate - 0. )
  0     999
!
Tranche "GMC_B2" JUN_WAC_NO
 Block 14400000.00 FLOAT _
  DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
  Delay 24 Dated 20030601 Next 20030725
 (#NetRate - 0. )
  0     999
!
Tranche "B3" EXCHANGE JUN_GMC_WAC
 Block 7200000.00 FLOAT _
  DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
  Delay 24 Dated 20030601 Next 20030725
 (#NetRate - 0. )
  0     999
!
Tranche "GMC_B3" JUN_WAC_NO
 Block 7200000.00 FLOAT _
  DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
  Delay 24 Dated 20030601 Next 20030725
 (#NetRate - 0. )
  0     999

!
Tranche "B4" JUN_WAC
 Block 2700000.00 FLOAT _
  DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
  Delay 24 Dated 20030601 Next 20030725
 (#NetRate - 0. )
  0     999
!
Tranche "B5" JUN_WAC
 Block 2700000.00 FLOAT _
  DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
  Delay 24 Dated 20030601 Next 20030725
 (#NetRate - 0. )
  0     999
!
Tranche "B6" JUN_WAC
 Block 4499900.00 FLOAT _
  DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
  Delay 24 Dated 20030601 Next 20030725
 (#NetRate - 0. )
  0     999
!
Tranche "SEQ_IO" SEN_FLT_IO
 Block 1149600000.00 FREQ M FLOAT RESET M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 58 THEN BBAL("A1#1","A2#1","A3#1","A4#1","A5#1","A6#1") ELSE 0 ); _
 END ( IF CURMONTH LT 58 THEN BBAL("A1#1","A2#1","A3#1","A4#1","A5#1","A6#1")
 ELSE 0 ); _
  DAYCOUNT 30360 BUSINESS_DAY NONE _
  Delay 24  Dated 20030601  Next 20030725
 (( ( 3.066 ) - OPTIMAL_INTPMT("A1","A2","A3","A4","A5","A6") / BBAL("A1","A2",
 "A3","A4","A5","A6") * 1200 ))
  0     999
!
Tranche "X1" SEN_FLT_IO
 Block 1749600000.00 FREQ M FLOAT RESET M NOTIONAL WITH BLOCK "A7#1"&"A8#1"& "A1#1"&"A2#1"&"A3#1"&"A4#1"&"A5#1"&"A6#1" _
  DAYCOUNT 30360 BUSINESS_DAY NONE _
  Delay 24  Dated 20030601  Next 20030725
 (( COLL_NETRATE - #WAC_IO_COUPON ))
  0     999
!
  Tranche "#NetRate"             SYMVAR
!
Tranche "DEAL_PLUGIN" PSEUDO
 Block USE PCT 100.0 100.0 OF "SNR1#1"
 Block USE PCT 100.0 100.0 OF "GMC_A7#1"
 Block USE PCT 100.0 100.0 OF "GMC_A8#1"
 Block USE PCT 100.0 100.0 OF "GMC_A1#1"
 Block USE PCT 100.0 100.0 OF "GMC_A2#1"
 Block USE PCT 100.0 100.0 OF "GMC_A3#1"
 Block USE PCT 100.0 100.0 OF "GMC_A4#1"
 Block USE PCT 100.0 100.0 OF "GMC_A5#1"
 Block USE PCT 100.0 100.0 OF "GMC_A6#1"
 Block USE PCT 100.0 100.0 OF "GMC_B1#1"
 Block USE PCT 100.0 100.0 OF "GMC_B2#1"
 Block USE PCT 100.0 100.0 OF "GMC_B3#1"
 Block USE PCT 100.0 100.0 OF "B4#1"
 Block USE PCT 100.0 100.0 OF "B5#1"
 Block USE PCT 100.0 100.0 OF "B6#1"
 Block USE PCT 0.0 100.0 OF "SEQ_IO#1"
 Block USE PCT 0.0 100.0 OF "X1#1"
!
ifndef #_CMOVER_3.0D2 _
DEFINE EXCHANGE "B1" = "GMC_B1"
!
ifndef #_CMOVER_3.0D2 _
DEFINE EXCHANGE "B2" = "GMC_B2"
!
ifndef #_CMOVER_3.0D2 _
DEFINE EXCHANGE "B3" = "GMC_B3"
!
ifndef #_CMOVER_3.0D2 _
DEFINE EXCHANGE "A1" = "GMC_A1"
!
ifndef #_CMOVER_3.0D2 _
DEFINE EXCHANGE "A2" = "GMC_A2"
!
ifndef #_CMOVER_3.0D2 _
DEFINE EXCHANGE "A3" = "GMC_A3"
!
ifndef #_CMOVER_3.0D2 _
DEFINE EXCHANGE "A4" = "GMC_A4"

!
ifndef #_CMOVER_3.0D2 _
DEFINE EXCHANGE "A5" = "GMC_A5"
!
ifndef #_CMOVER_3.0D2 _
DEFINE EXCHANGE "A6" = "GMC_A6"
!
ifndef #_CMOVER_3.0D2 _
DEFINE EXCHANGE "A7" = "GMC_A7"
!
ifndef #_CMOVER_3.0D2 _
DEFINE EXCHANGE "A8" = "GMC_A8"
!
DEFINE PSEUDO_TRANCHE COLLAT _
 Delay 24 Dated 20030601 Next 20030725 Settle 20030625
!
 CLASS "SEQ_IO"  =  "SEQ_IO"
 CLASS "X1"      =  "X1"
 CLASS "SNR1"    NO_BUILD_TRANCHE _
         = "SNR1"
 CLASS "GMC_A7"  NO_BUILD_TRANCHE _
         = "GMC_A7"
 CLASS "GMC_A8"  NO_BUILD_TRANCHE _
         = "GMC_A8"
 CLASS "GMC_A1"  NO_BUILD_TRANCHE _
         = "GMC_A1"
 CLASS "GMC_A2"  NO_BUILD_TRANCHE _
         = "GMC_A2"
 CLASS "GMC_A3"  NO_BUILD_TRANCHE _
         = "GMC_A3"
 CLASS "GMC_A4"  NO_BUILD_TRANCHE _
         = "GMC_A4"
 CLASS "GMC_A5"  NO_BUILD_TRANCHE _
         = "GMC_A5"
 CLASS "GMC_A6"  NO_BUILD_TRANCHE _
         = "GMC_A6"
 CLASS "GMC_B1"  NO_BUILD_TRANCHE _
         = "GMC_B1"
 CLASS "GMC_B2"  NO_BUILD_TRANCHE _
         = "GMC_B2"
 CLASS "GMC_B3"  NO_BUILD_TRANCHE _
         = "GMC_B3"
 CLASS "B4"      NO_BUILD_TRANCHE _
         = "B4"
 CLASS "B5"      NO_BUILD_TRANCHE _
         = "B5"
 CLASS "B6"      NO_BUILD_TRANCHE _
         = "B6"
 CLASS "AAA_PT" WRITEDOWN_BAL PRORATA ALLOCATION _
         = "GMC_A7" "GMC_A8"
 CLASS "AAA_TRA" WRITEDOWN_BAL PRORATA ALLOCATION _
         = "GMC_A1" "GMC_A2" "GMC_A3" "GMC_A4" "GMC_A5" "GMC_A6"
 CLASS "SNR2" DISTRIB_CLASS PRORATA  ALLOCATION _
         = "AAA_PT" "AAA_TRA" "SEQ_IO"
 CLASS "SNR" ALLOCATION _
         = "SNR1" "SNR2" "X1"
 CLASS "SUBORD" WRITEDOWN_BAL SUBORD _
         = "GMC_B1" "GMC_B2" "GMC_B3" "B4" "B5" "B6"
!
  CLASS "GMC_SNR1"    PSEUDO NO_BUILD_TRANCHE = "SNR1"
  CLASS "A7"          PSEUDO NO_BUILD_TRANCHE = "A7"
  CLASS "A8"          PSEUDO NO_BUILD_TRANCHE = "A8"
  CLASS "A1"          PSEUDO NO_BUILD_TRANCHE = "A1"
  CLASS "A2"          PSEUDO NO_BUILD_TRANCHE = "A2"
  CLASS "A3"          PSEUDO NO_BUILD_TRANCHE = "A3"
  CLASS "A4"          PSEUDO NO_BUILD_TRANCHE = "A4"
  CLASS "A5"          PSEUDO NO_BUILD_TRANCHE = "A5"
  CLASS "A6"          PSEUDO NO_BUILD_TRANCHE = "A6"
  CLASS "B1"          PSEUDO NO_BUILD_TRANCHE = "B1"
  CLASS "B2"          PSEUDO NO_BUILD_TRANCHE = "B2"
  CLASS "B3"          PSEUDO NO_BUILD_TRANCHE = "B3"
  CLASS "GMC_B4"      PSEUDO NO_BUILD_TRANCHE = "B4"
  CLASS "GMC_B5"      PSEUDO NO_BUILD_TRANCHE = "B5"
  CLASS "GMC_B6"      PSEUDO NO_BUILD_TRANCHE = "B6"
!
  CLASS "GMC_AAA_PT" PSEUDO  = "A7" "A8"
  CLASS "GMC_AAA_TRA" PSEUDO = "A1" "A2" "A3" "A4" "A5" "A6"
  CLASS "GMC_SNR2" PSEUDO    = "GMC_AAA_PT" "GMC_AAA_TRA" "SEQ_IO"
  CLASS "GMC_SNR" PSEUDO     = "GMC_SNR1" "GMC_SNR2" "X1"
  CLASS "GMC_SUBORD" PSEUDO  = "B1" "B2" "B3" "GMC_B4" "GMC_B5" "GMC_B6"
!

!
 CLASS "ROOT" _
        WRITEDOWN_BAL RULES _
        = "SNR" "SUBORD"
!

 DEFINE PSEUDO_TRANCHE CLASS "SNR"          Delay 24 Dated 20030601 Next 20030725 DAYCOUNT 30360 BUSINESS_DAY NONE
 DEFINE PSEUDO_TRANCHE CLASS "SUBORD"       Delay 24 Dated 20030601 Next 20030725 DAYCOUNT 30360 BUSINESS_DAY NONE
 DEFINE PSEUDO_TRANCHE CLASS "SNR2"         Delay 24 Dated 20030601 Next 20030725 DAYCOUNT 30360 BUSINESS_DAY NONE
 DEFINE PSEUDO_TRANCHE CLASS "AAA_PT"       Delay 24 Dated 20030601 Next 20030725 DAYCOUNT 30360 BUSINESS_DAY NONE
 DEFINE PSEUDO_TRANCHE CLASS "AAA_TRA"      Delay 24 Dated 20030601 Next 20030725 DAYCOUNT 30360 BUSINESS_DAY NONE
 DEFINE PSEUDO_TRANCHE CLASS "GMC_AAA_PT"   Delay 24 Dated 20030601 Next 20030725 DAYCOUNT 30360 BUSINESS_DAY NONE
 DEFINE PSEUDO_TRANCHE CLASS "GMC_AAA_TRA"  Delay 24 Dated 20030601 Next 20030725 DAYCOUNT 30360 BUSINESS_DAY NONE
 DEFINE PSEUDO_TRANCHE CLASS "GMC_SNR2"     Delay 24 Dated 20030601 Next 20030725 DAYCOUNT 30360 BUSINESS_DAY NONE
 DEFINE PSEUDO_TRANCHE CLASS "GMC_SNR"      Delay 24 Dated 20030601 Next 20030725 DAYCOUNT 30360 BUSINESS_DAY NONE
 DEFINE PSEUDO_TRANCHE CLASS "GMC_SUBORD"   Delay 24 Dated 20030601 Next 20030725 DAYCOUNT 30360 BUSINESS_DAY NONE

!
 CROSSOVER When 0
!
  OPTIONAL REDEMPTION: "CLEANUP" _
            WHEN_EXPR (((DBAL / #OrigBondBal) < 5%)); _
            PRICE_P (COLL_BAL); _
            DISTR_P RULES "OPTR_DEAL"
!
!
 INTEREST_SHORTFALL FULL_PREPAY  Compensate Pro_rata _
          PARTIAL_PREPAY Compensate Pro_rata _
          LOSS     Compensate Pro_rata
!
!
 CMO Block Payment Rules
------------------------
!
 calculate :  #Sub2TimesTest = BBAL("SUBORD")/BBAL("SNR","SUBORD") _
                  GE 2 * ORIG_BBAL("SUBORD")/ORIG_BBAL("SNR","SUBORD")
!
 calculate :  #SenPct  = 100 * BBAL("SNR")/BBAL("SNR","SUBORD")
!
 calculate :  #ReduceTestA = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA0",
                "MONTH", "SHIFTR" )
!
 calculate :  #StepProviso1 = (( AVG_DELINQ_BAL(2,2) < 50% * BBAL("SUBORD"))
                and _
   ( DELINQ_LOSS_ACCUM < ORIG_BBAL("SUBORD") * #ReduceTestA ) )
!
 calculate :  #SenPrep = _
              IF (#SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD")) _ THEN 100 _
              ELSE #SenPct + SHIFT% * (100-#SenPct), _
  Reduce_SHIFT%_when SLIPPERY FAILVAL_100PCT   _
  (#StepProviso1)
!
 calculate :  #SenPrep = _
              IF #SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD") _ THEN 100 _
              ELSE IF #Sub2TimesTest and ( #StepProviso1 )  _
                THEN IF CURMONTH LE 36 _
                  THEN #SenPct + (50% * (100-#SenPct)) _
                  ELSE #SenPct _
                ELSE #SenPrep
!
 calculate : #SENRECOV = _
  MAX( 0, MIN( #SenPct/100  * DELINQ_LIQUIDATE, _
          #SenPrep/100 * DELINQ_RECOVER ))
!
 calculate:  "SNR" _
  NO_CHECK SCHEDULED    AMOUNT        V0  = #SenPct / 100 * COLL_P_SCHED , _
  NO_CHECK PREPAY       AMOUNT  LIMIT V1  = #SenPrep / 100 * COLL_P_PREPAY , _
  NO_CHECK RECOVER      AMOUNT  LIMIT V3  = #SENRECOV
!
  calculate :  #SenSchedAlloc   = V0
  calculate :  #SenPrepayAlloc  = V1
  calculate :  #SenRecoverAlloc = V3
!
  calculate : #SubSched  = MAX( 0, COLL_P_SCHED - #SenSchedAlloc )
  calculate : #SubPrepay = MAX( 0, COLL_P_PREPAY - #SenPrepayAlloc )
  calculate : #SubRecov  = MAX( 0, DELINQ_RECOVER - #SenRecoverAlloc)
!
 calculate:  "GMC_B1" _
  NO_CHECK SCHEDULED      AMOUNT          = #SubSched  * SHARE("GMC_B1") , _
  NO_CHECK PREPAY         AMOUNT          = #SubPrepay * SUB_SHARE("GMC_B1") , _
  NO_CHECK RECOVER        AMOUNT          = #SubRecov  * SHARE("GMC_B1")

!
 calculate:  "GMC_B2" _
  NO_CHECK SCHEDULED      AMOUNT          = #SubSched  * SHARE("GMC_B2") , _
  NO_CHECK PREPAY         AMOUNT          = #SubPrepay * SUB_SHARE("GMC_B2") , _
  NO_CHECK RECOVER        AMOUNT          = #SubRecov  * SHARE("GMC_B2")
!
 calculate:  "GMC_B3" _
  NO_CHECK SCHEDULED      AMOUNT          = #SubSched  * SHARE("GMC_B3") , _
  NO_CHECK PREPAY         AMOUNT          = #SubPrepay * SUB_SHARE("GMC_B3") , _
  NO_CHECK RECOVER        AMOUNT          = #SubRecov  * SHARE("GMC_B3")
!
 calculate:  "B4" _
  NO_CHECK SCHEDULED      AMOUNT          = #SubSched  * SHARE("B4") , _
  NO_CHECK PREPAY         AMOUNT          = #SubPrepay * SUB_SHARE("B4") , _
  NO_CHECK RECOVER        AMOUNT          = #SubRecov  * SHARE("B4")
!
 calculate:  "B5" _
  NO_CHECK SCHEDULED      AMOUNT          = #SubSched  * SHARE("B5") , _
  NO_CHECK PREPAY         AMOUNT          = #SubPrepay * SUB_SHARE("B5") , _
  NO_CHECK RECOVER        AMOUNT          = #SubRecov  * SHARE("B5")
!
 calculate:  "B6" _
  NO_CHECK SCHEDULED      AMOUNT          = #SubSched  * SHARE("B6") , _
  NO_CHECK PREPAY         AMOUNT          = #SubPrepay * SUB_SHARE("B6") , _
  NO_CHECK RECOVER        AMOUNT          = #SubRecov  * SHARE("B6")
!
------------------------------------
        from :  CLASS ( "SNR" )
         pay :  CLASS INTEREST PRO_RATA  ( "SNR1"; "SNR2"; "X1" )
         pay :  CLASS INTSHORT PRO_RATA  ( "SNR1"; "SNR2"; "X1" )
------------------------------------
        from :  CLASS ( "SNR" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR1", "SNR2" )
------------------------------------
!
        from :  CLASS ( "SNR2" )
         pay :  CLASS INTEREST PRO_RATA  ( "AAA_PT"; "AAA_TRA"; "SEQ_IO" )
         pay :  CLASS INTSHORT PRO_RATA  ( "AAA_PT"; "AAA_TRA"; "SEQ_IO" )
------------------------------------
        from :  CLASS ( "SNR2" )
         pay :  CLASS BALANCE PRO_RATA ( "AAA_PT" ; "AAA_TRA" )
------------------------------------
!
        from :  CLASS ( "AAA_PT" )
         pay :  CLASS INTEREST PRO_RATA  ( "GMC_A7"; "GMC_A8" )
         pay :  CLASS INTSHORT PRO_RATA  ( "GMC_A7"; "GMC_A8" )
------------------------------------
        from :  CLASS ( "AAA_PT" )
         pay :  CLASS BALANCE PRO_RATA ( "GMC_A7" ; "GMC_A8" )
------------------------------------
!
        from :  CLASS ( "AAA_TRA" )
         pay :  CLASS INTEREST PRO_RATA  ( "GMC_A1"; "GMC_A2"; "GMC_A3";
                   "GMC_A4"; "GMC_A5"; "GMC_A6" )
         pay :  CLASS INTSHORT PRO_RATA  ( "GMC_A1"; "GMC_A2"; "GMC_A3";
                   "GMC_A4"; "GMC_A5"; "GMC_A6" )
------------------------------------
        from :  CLASS ( "AAA_TRA" )
         pay :  CLASS BALANCE SEQUENTIAL ( "GMC_A1", "GMC_A2", "GMC_A3",
                   "GMC_A4", "GMC_A5", "GMC_A6" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "SNR1" )
         pay :  SEQUENTIAL ( "SNR1#1" )
------------------------------------
        from :  CLASS ( "GMC_A7" )
         pay :  SEQUENTIAL ( "GMC_A7#1" )
------------------------------------
        from :  CLASS ( "GMC_A8" )
         pay :  SEQUENTIAL ( "GMC_A8#1" )
------------------------------------
        from :  CLASS ( "GMC_A1" )
         pay :  SEQUENTIAL ( "GMC_A1#1" )
------------------------------------
        from :  CLASS ( "GMC_A2" )
         pay :  SEQUENTIAL ( "GMC_A2#1" )
------------------------------------
        from :  CLASS ( "GMC_A3" )
         pay :  SEQUENTIAL ( "GMC_A3#1" )
------------------------------------
        from :  CLASS ( "GMC_A4" )
         pay :  SEQUENTIAL ( "GMC_A4#1" )
------------------------------------
        from :  CLASS ( "GMC_A5" )
         pay :  SEQUENTIAL ( "GMC_A5#1" )

------------------------------------
        from :  CLASS ( "GMC_A6" )
         pay :  SEQUENTIAL ( "GMC_A6#1" )
------------------------------------
------------------------------------
        from :  CLASS ( "GMC_B1" )
         pay :  SEQUENTIAL ( "GMC_B1#1" )
------------------------------------
        from :  CLASS ( "GMC_B2" )
         pay :  SEQUENTIAL ( "GMC_B2#1" )
------------------------------------
        from :  CLASS ( "GMC_B3" )
         pay :  SEQUENTIAL ( "GMC_B3#1" )
------------------------------------
        from :  CLASS ( "B4" )
         pay :  SEQUENTIAL ( "B4#1" )
------------------------------------
        from :  CLASS ( "B5" )
         pay :  SEQUENTIAL ( "B5#1" )
------------------------------------
        from :  CLASS ( "B6" )
         pay :  SEQUENTIAL ( "B6#1" )
------------------------------------
   calculate :  #WriteDown = MAX(0.0, BBAL("SNR1#1","GMC_A7#1","GMC_A8#1",
                   "GMC_A1#1","GMC_A2#1","GMC_A3#1","GMC_A4#1","GMC_A5#1",
                   "GMC_A6#1","GMC_B1#1","GMC_B2#1","GMC_B3#1","B4#1","B5#1",
                   "B6#1") - COLL_BAL)
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "B6#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "B5#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "B4#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "GMC_B3#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "GMC_B2#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "GMC_B1#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN PRO_RATA ( "GMC_A1#1", "GMC_A2#1", "GMC_A3#1",
                   "GMC_A4#1", "GMC_A5#1", "GMC_A6#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN PRO_RATA ( "GMC_A7#1", "GMC_A8#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "SNR1#1" )
------------------------------------
   calculate :  #BondBal = BBAL("SNR1#1","GMC_A7#1","GMC_A8#1","GMC_A1#1",
                   "GMC_A2#1","GMC_A3#1","GMC_A4#1","GMC_A5#1","GMC_A6#1",
                   "GMC_B1#1","GMC_B2#1","GMC_B3#1","B4#1","B5#1","B6#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 60 )
  subject to :  CEILING ( (INTPMT("GMC_A7#1")) )
         pay :  INTEREST SEQUENTIAL ("A7#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 60 )
  subject to :  CEILING ( (PRINCPMT("GMC_A7#1")) )
         pay :  SEQUENTIAL ("A7#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 60 )
  subject to :  CEILING ( (BBAL("A7")) )
         pay :  SEQUENTIAL ("A7#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 58 )
  subject to :  CEILING ( (INTPMT("GMC_A8#1")) )
         pay :  INTEREST SEQUENTIAL ("A8#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 58 )
  subject to :  CEILING ( (PRINCPMT("GMC_A8#1")) )
         pay :  SEQUENTIAL ("A8#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 58 )
  subject to :  CEILING ( (BBAL("A8")) )
         pay :  SEQUENTIAL ("A8#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 58 )
  subject to :  CEILING ( (BBAL("GMC_A8#1") * COUPON("GMC_A8#1") /
                   1200 * 24 / 30) )
         pay :  AS_INTEREST ("A8#1")

------------------------------------
        when :  IS_TRUE ( CURMONTH LE 58 )
  subject to :  CEILING ( (INTPMT("GMC_A1#1")) )
         pay :  INTEREST SEQUENTIAL ("A1#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 58 )
  subject to :  CEILING ( (PRINCPMT("GMC_A1#1")) )
         pay :  SEQUENTIAL ("A1#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 58 )
  subject to :  CEILING ( (BBAL("A1")) )
         pay :  SEQUENTIAL ("A1#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 58 )
  subject to :  CEILING ( (INTPMT("GMC_A2#1")) )
         pay :  INTEREST SEQUENTIAL ("A2#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 58 )
  subject to :  CEILING ( (PRINCPMT("GMC_A2#1")) )
         pay :  SEQUENTIAL ("A2#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 58 )
  subject to :  CEILING ( (BBAL("A2")) )
         pay :  SEQUENTIAL ("A2#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 58 )
  subject to :  CEILING ( (INTPMT("GMC_A3#1")) )
         pay :  INTEREST SEQUENTIAL ("A3#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 58 )
  subject to :  CEILING ( (PRINCPMT("GMC_A3#1")) )
         pay :  SEQUENTIAL ("A3#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 58 )
  subject to :  CEILING ( (BBAL("A3")) )
         pay :  SEQUENTIAL ("A3#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 58 )
  subject to :  CEILING ( (BBAL("GMC_A3#1") * COUPON("GMC_A3#1") /
                   1200 * 24 / 30) )
         pay :  AS_INTEREST ("A3#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 58 )
  subject to :  CEILING ( (INTPMT("GMC_A4#1")) )
         pay :  INTEREST SEQUENTIAL ("A4#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 58 )
  subject to :  CEILING ( (PRINCPMT("GMC_A4#1")) )
         pay :  SEQUENTIAL ("A4#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 58 )
  subject to :  CEILING ( (BBAL("A4")) )
         pay :  SEQUENTIAL ("A4#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 58 )
  subject to :  CEILING ( (BBAL("GMC_A4#1") * COUPON("GMC_A4#1") /
                   1200 * 24 / 30) )
         pay :  AS_INTEREST ("A4#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 58 )
  subject to :  CEILING ( (INTPMT("GMC_A5#1")) )
         pay :  INTEREST SEQUENTIAL ("A5#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 58 )
  subject to :  CEILING ( (PRINCPMT("GMC_A5#1")) )
         pay :  SEQUENTIAL ("A5#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 58 )
  subject to :  CEILING ( (BBAL("A5")) )
         pay :  SEQUENTIAL ("A5#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 58 )
  subject to :  CEILING ( (BBAL("GMC_A5#1") * COUPON("GMC_A5#1") /
                   1200 * 24 / 30) )
         pay :  AS_INTEREST ("A5#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 58 )
  subject to :  CEILING ( (INTPMT("GMC_A6#1")) )
         pay :  INTEREST SEQUENTIAL ("A6#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 58 )
  subject to : CEILING ( (PRINCPMT("GMC_A6#1")) ) pay : SEQUENTIAL ("A6#1")

------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 58 )
  subject to :  CEILING ( (BBAL("A6")) )
         pay :  SEQUENTIAL ("A6#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 58 )
  subject to :  CEILING ( (BBAL("GMC_A6#1") * COUPON("GMC_A6#1") /
                   1200 * 24 / 30) )
         pay :  AS_INTEREST ("A6#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 60 )
  subject to :  CEILING ( (INTPMT("GMC_B1#1")) )
         pay :  INTEREST SEQUENTIAL ("B1#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 60 )
  subject to :  CEILING ( (PRINCPMT("GMC_B1#1")) )
         pay :  SEQUENTIAL ("B1#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 60 )
  subject to :  CEILING ( (BBAL("B1")) )
         pay :  SEQUENTIAL ("B1#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 60 )
  subject to :  CEILING ( (INTPMT("GMC_B2#1")) )
         pay :  INTEREST SEQUENTIAL ("B2#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 60 )
  subject to :  CEILING ( (PRINCPMT("GMC_B2#1")) )
         pay :  SEQUENTIAL ("B2#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 60 )
  subject to :  CEILING ( (BBAL("B2")) )
         pay :  SEQUENTIAL ("B2#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 60 )
  subject to :  CEILING ( (INTPMT("GMC_B3#1")) )
         pay :  INTEREST SEQUENTIAL ("B3#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 60 )
  subject to :  CEILING ( (PRINCPMT("GMC_B3#1")) )
         pay :  SEQUENTIAL ("B3#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 60 )
  subject to :  CEILING ( (BBAL("B3")) )
         pay :  SEQUENTIAL ("B3#1")
------------------------------------
------------------------------------
 calculate: #CallBalDeal = COLL_BAL
------------------------------------
---------------------- SECTION: "OPTR_DEAL"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalDeal)
         pay :  CLASS BALANCE SEQUENTIAL ( "ROOT" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "ROOT" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  SEQUENTIAL ( "SNR1#1", "GMC_A7#1", "GMC_A8#1", "GMC_A1#1",
                   "GMC_A2#1", "GMC_A3#1", "GMC_A4#1", "GMC_A5#1", "GMC_A6#1",
                   "GMC_B1#1", "GMC_B2#1", "GMC_B3#1", "B4#1", "B5#1", "B6#1" )
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 60 )
  subject to :  CEILING ( (PRINCPMT("GMC_A7#1")) )
         pay :  SEQUENTIAL ("A7#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 60 )
  subject to :  CEILING ( (BBAL("A7")) )
         pay :  SEQUENTIAL ("A7#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 58 )
  subject to :  CEILING ( (PRINCPMT("GMC_A8#1")) )
         pay :  SEQUENTIAL ("A8#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 58 )
  subject to :  CEILING ( (BBAL("A8")) )
         pay :  SEQUENTIAL ("A8#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 58 )
  subject to :  CEILING ( (BBAL("GMC_A8#1") * COUPON("GMC_A8#1") /
                   1200 * 24 / 30) )
         pay :  AS_INTEREST ("A8#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 58 )
  subject to :  CEILING ( (PRINCPMT("GMC_A1#1")) )
         pay :  SEQUENTIAL ("A1#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 58 )
  subject to :  CEILING ( (BBAL("A1")) )
         pay :  SEQUENTIAL ("A1#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 58 )
  subject to :  CEILING ( (PRINCPMT("GMC_A2#1")) )
         pay :  SEQUENTIAL ("A2#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 58 )
  subject to :  CEILING ( (BBAL("A2")) )
         pay :  SEQUENTIAL ("A2#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 58 )
  subject to :  CEILING ( (PRINCPMT("GMC_A3#1")) )
         pay :  SEQUENTIAL ("A3#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 58 )
  subject to :  CEILING ( (BBAL("A3")) )
         pay :  SEQUENTIAL ("A3#1")

------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 58 )
  subject to :  CEILING ( (BBAL("GMC_A3#1") * COUPON("GMC_A3#1") /
                   1200 * 24 / 30) )
         pay :  AS_INTEREST ("A3#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 58 )
  subject to :  CEILING ( (PRINCPMT("GMC_A4#1")) )
         pay :  SEQUENTIAL ("A4#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 58 )
  subject to :  CEILING ( (BBAL("A4")) )
         pay :  SEQUENTIAL ("A4#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 58 )
  subject to :  CEILING ( (BBAL("GMC_A4#1") * COUPON("GMC_A4#1") /
                   1200 * 24 / 30) )
         pay :  AS_INTEREST ("A4#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 58 )
  subject to : CEILING ( (PRINCPMT("GMC_A5#1")) ) pay : SEQUENTIAL ("A5#1")

------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 58 )
  subject to :  CEILING ( (BBAL("A5")) )
         pay :  SEQUENTIAL ("A5#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 58 )
  subject to :  CEILING ( (BBAL("GMC_A5#1") * COUPON("GMC_A5#1") /
                   1200 * 24 / 30) )
         pay :  AS_INTEREST ("A5#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 58 )
  subject to :  CEILING ( (PRINCPMT("GMC_A6#1")) )
         pay :  SEQUENTIAL ("A6#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 58 )
  subject to :  CEILING ( (BBAL("A6")) )
         pay :  SEQUENTIAL ("A6#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 58 )
  subject to :  CEILING ( (BBAL("GMC_A6#1") * COUPON("GMC_A6#1") /
                   1200 * 24 / 30) )
         pay :  AS_INTEREST ("A6#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 60 )
  subject to :  CEILING ( (PRINCPMT("GMC_B1#1")) )
         pay :  SEQUENTIAL ("B1#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 60 )
  subject to :  CEILING ( (BBAL("B1")) )
         pay :  SEQUENTIAL ("B1#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 60 )
  subject to :  CEILING ( (PRINCPMT("GMC_B2#1")) )
         pay :  SEQUENTIAL ("B2#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 60 )
  subject to :  CEILING ( (BBAL("B2")) )
         pay :  SEQUENTIAL ("B2#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 60 )
  subject to :  CEILING ( (PRINCPMT("GMC_B3#1")) )
         pay :  SEQUENTIAL ("B3#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH EQ 60 )
  subject to :  CEILING ( (BBAL("B3")) )
         pay :  SEQUENTIAL ("B3#1")
------------------------------------
!
 Schedule "SHIFT%"
Declare
 84   100%
 96    70%
108    60%
120    40%
132    20%
144     0%
!
!
 Collateral
!
!   Factor   --Delay--
! Type   Date     P/Y     BV    Use BV for 0
   WL  20030601   9999   9999       FALSE
!

! Pool#   Type   Gross    Current   Original  --Fee--   Maturity Orig    ARM    Gross
!                Coupon   Factor    Balance   P/Y  BV   P/Y   BV Term   Index   Margin
!! BEGINNING OF COLLATERAL

! Pool#   Type   #mos    #mos     P#mos   P#mos    Life   Reset   Life     Max    Look
!                ToRst   RstPer   ToRst   RstPer   Cap     Cap    Floor   Negam   Back
!! BEGINNING OF COLLATERAL
M   1   "5/1 Hybrid"       WL   00   WAC   5.362930 (   28954646.98 /   28954646.98 );     28954646.98   0.550   0.550
M   5   "5/1 Hybrid"       WL   00   WAC   4.864900 (   10649829.84 /   10649829.84 );     10649829.84   0.550   0.550
M   3   "5/1 Hybrid"       WL   00   WAC   4.907370 (  107763036.01 /  107763036.01 );    107763036.01   0.550   0.550
M   4   "5/1 Hybrid"       WL   00   WAC   4.993690 (  198691525.94 /  198691525.94 );    198691525.94   0.550   0.550
M   5   "5/1 I/O Hybrid"   WL   00   WAC   5.241170 (   23909941.74 /   23909941.74 );     23909941.74   0.550   0.550
M   6   "5/1 I/O Hybrid"   WL   00   WAC   4.891890 (   17051142.07 /   17051142.07 );     17051142.07   0.550   0.550
M   7   "5/1 I/O Hybrid"   WL   00   WAC   4.832810 (  358714926.87 /  358714926.87 );    358714926.87   0.550   0.550
M   8   "5/1 I/O Hybrid"   WL   00   WAC   4.866600 ( 1054264950.55 / 1054264950.55 );   1054264950.55   0.550   0.550

M   1   355:0   355:0   360 NO_CHECK ARM CMT_1YR   2.756800   56   12 SYNC_INT   10.435270   2.000000   0   0   0
M   5   358:0   358:0   360 NO_CHECK ARM CMT_1YR   2.750000   59   12 SYNC_INT    9.928460   2.000000   0   0   0
M   3   359:1   359:1   360 NO_CHECK ARM CMT_1YR   2.753100   60   12 SYNC_INT    9.927710   2.000000   0   0   0
M   4   360:0   360:0   360 NO_CHECK ARM CMT_1YR   2.750370   61   12 SYNC_INT   10.001740   2.000000   0   0   0
M   5   356:4   356:4   360 NO_CHECK ARM CMT_1YR   2.750000   57   12 SYNC_INT   10.241170   2.000000   0   0   0
M   6   358:2   358:2   360 NO_CHECK ARM CMT_1YR   2.750000   59   12 SYNC_INT    9.891890   2.000000   0   0   0
M   7   359:1   359:1   360 NO_CHECK ARM CMT_1YR   2.749720   60   12 SYNC_INT    9.833720   2.000000   0   0   0
M   8   360:0   360:0   360 NO_CHECK ARM CMT_1YR   2.750610   61   12 SYNC_INT    9.868800   2.000000   0   0   0

M   1   INIT_PERCAP   5.000000                       TEASER
M   5   INIT_PERCAP   5.000000                       TEASER
M   3   INIT_PERCAP   5.000000                       TEASER
M   4   INIT_PERCAP   5.000000                       TEASER
M   5   INIT_PERCAP   5.000000 AMORT NONE FOR   60   TEASER
M   6   INIT_PERCAP   5.000000 AMORT NONE FOR   60   TEASER
M   7   INIT_PERCAP   5.000000 AMORT NONE FOR   60   TEASER
M   8   INIT_PERCAP   5.000000 AMORT NONE FOR   60   TEASER